[FORM OF REVISED PROXY CARD]

                                                                  NEW GOLD PROXY

                                   SCIOS INC.
                         Annual Meeting of Stockholders
                           Monday, February 28, 2000
          This Proxy is Solicited on Behalf of the Board of Directors.


The undersigned hereby appoints Richard B. Brewer and John H. Newman, or either of them, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of Scios, Inc., to be held at the offices of the Company, 749 North Mary Avenue, Sunnyvale, CA 94086 on February 28, 2000 at 9:00 a.m. and at any adjournments or postponement thereof, to vote the number of shares the undersigned would be entitled to vote if personally present, and to vote in their discretion upon any other business that may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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                                                                  NEW GOLD PROXY

X       PLEASE MARK VOTES
        AS IN THIS EXAMPLE.

        The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

1.      ELECTION OF DIRECTORS:
        NOMINEES:
        Samuel H. Armacost      Richard B. Brewer       Randal J. Kirk
        Donald B. Rice          Charles A. Sanders      Solomon H. Snyder
        Burton E. Sobel         Eugene L. Step

                                                                FOR ALL NOMINEES

                                                           WITHHOLD ALL NOMINEES

             To withhold your vote on any nominee(s), write their name(s) below:

             ___________________________________________________________________

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for Fiscal 2000.

                                                     FOR     AGAINST     ABSTAIN

                    DATE:_______________________________________________________

                    SIGNATURE:__________________________________________________

                    TITLE OR AUTHORITY:_________________________________________

                    SIGNATURE (IF JOINT):_______________________________________

                    Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE SIGN, DATE, AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.